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                                                                   EXHIBIT 10.21

                               PROMISSORY NOTE



$300,000                                                 Eden Prairie, Minnesota
                                                         March 24, 1998


         FOR VALUE RECEIVED, the undersigned, Woodroast Systems, Inc., promises to pay to the order of Sheldon F. Jacobs, Medina, MN 55356, the principal sum of Three Hundred Thousand Dollars ($300,000), together with interest on the unpaid principal balance, from the date hereof until this Note is fully paid at the rate of eight percent (8%) per annum. Interest shall be computed on the basis of the actual number of days elapsed in a 360-day year and paid at the surrender of this Note.

         THE TERM OF THIS NOTE, shall not exceed one year (1) from the date hereof. All or any part of the balance of this Note may be repaid at any time without penalty.

         THIS NOTE IS UNSECURED.



Address of the borrower:   Suite 145                  Woodroast Systems, Inc.
                           10250 Valley View Road     By: /s/ Ralph J. Guarino
                           Eden Prairie, MN 55344         ----------------------
                                                      Ralph J. Guarino



                                                      Sheldon F. Jacobs
                                                      By: /s/ Sheldon F. Jacobs
                                                          ----------------------
                                                      Lender